          NUMBER                                                   SHARES
     TC                               TOTAL
     COMMON STOCK                    CONTROL                    COMMON STOCK

INCORPORATED UNDER THE LAWS                                    SEE REVERSE FOR
 OF THE STATE OF ILLINOIS                                    CERTAIN DEFINITIONS
                            TOTAL CONTROL PRODUCTS, INC.      CUSIP 89149V 10 6


This certifies that


is the owner of

        FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, NO PAR VALUE, OF

                     -------- TOTAL CONTROL PRODUCTS, INC--------

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney under surrender of this Certificate properly endorsed.
    This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Articles of Incorporation and the By-laws of the Corporation, and all amendments thereto, copies of which are on file at the principal office of the Corporation and the Transfer Agent, to all of which the holder of this Certificate by acceptance hereof consents.
    This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
    WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


    Dated:

                                        [SEAL]
      /s/ PETER NICHOLSON                               /s/ NICHOLAS T. GIHL
          -----------------                                 ------------------
             SECRETARY                                       PRESIDENT AND
                                                        CHIEF EXECUTIVE OFFICER


                                       COUNTERSIGNED AND REGISTERED
                                            NORWEST BANK MINNESOTA, N.A.
                                                 TRANSFER AGENT AND REGISTRAR

                                       BY  /s/ L. M. KAUFMAN
                                           -----------------------
                                            AUTHORIZED SIGNATURE

     The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in     UNIF GIFT MIN ACT- ____________Custodian____________
          common                                 (Cust)                (Minor)
TEN ENT - as tenants by                        under Uniform Gifts to Minors
          the entireties                       Act______________________________
JT TEN  - as joint tenants                                    (State)
          with right of     UNIF TRF MIN ACT-  _________Custodian (until age___)
          survivorship and                       (Cust)
          not as tenants                       _________under Uniform Transfers
          in common                            to Minors Act____________________
                                                                  (State)

     Additional abbreviations may also be used though not in the above list.


     FOR VALUE RECEIVED, _____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

______________________________________


________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_________________________


AFFIX MEDALLION SIGNATURE          X____________________________________________
GUARANTEE IMPRINT BELOW                           (SIGNATURE)


                                   X____________________________________________
                                                  (SIGNATURE)


                                    ____________________________________________
                                    ABOVE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                    CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                                    FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                                    WITHOUT ALTERATION OR ENLARGEMENT, OR ANY
                                    CHANGE WHATEVER.

                                    THE SIGNATURE(S) MUST BE GUARANTEED BY AN
                                    ELIGIBLE GUARANTOR INSITUTION SUCH AS A
                                    SECURITIES BROKER/DEALER, COMMERCIAL BANK &
                                    TRUST COMPANY, SAVINGS AND LOAN ASSOCIATION
                                    OR A CREDIT UNION PARTICIPATING IN A
                                    MEDALLION PROGRAM APPROVED BY THE SECURITIES
                                    TRANSFER ASSOCIATION, INC.